MUNIVEST
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              February 29, 2000

                              MUNIVEST FUND, INC.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the American Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

                                          MuniVest Fund, Inc., February 29, 2000

DEAR SHAREHOLDER

For the six months ended February 29, 2000, the Common Stock of MuniVest Fund, Inc. earned $0.279 per share income dividends, which included earned and unpaid dividends of $0.044. This represents a net annualized yield of 6.53%, based on a month-end per share net asset value of $8.58. Over the same period, the total investment return on the Fund's Common Stock was -2.89%, based on a change in per share net asset value from $9.15 to $8.58, and assuming reinvestment of $0.283 per share income dividends.

For the six months ended February 29, 2000, the Fund's Preferred Stock had an average yield as follows: Series A, 3.79%; Series B, 3.98%; Series C, 3.34%; Series D, 3.34%; and Series E, 3.58%.

The Municipal Market Environment

Throughout most of the period ended February 29, 2000, US fixed-income interest rates were under pressure as domestic economic growth remained robust and rising commodity prices, especially oil, rekindled investor concerns regarding a reemergence of inflationary pressures. US economic growth, in part intensified by Year 2000 (Y2K) preparations, grew at a 6.9% rate in the fourth quarter of 1999 and at a 4.4% annual rate for all of 1999.

However, despite these significant growth rates, no price measure indicator has shown any considerable signs of pressures at either the consumer level or from labor, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in August and November 1999 and again in early February 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. In this environment, long-term US Treasury bond yields rose almost 60 basis points (0.60%) by mid-January 2000 to 6.75%, their highest yield level since June 1997.

However, in late January and early February 2000, the US Treasury announced that it intended to use present and future surpluses to purchase existing high-coupon debt, as well as to limit future issuance of longer maturity debt. While complete details have not been released, we expect the reduced supply of long-term US Treasury bonds to be significant and easily exceed demand on the part of the world's financial institutions and governments. US Treasury bond prices began rising as investors began hoarding what is expected to become a scarce commodity. While US Treasury yields have remained high through the past ten years, the yield on 30-year US Treasury bonds fell dramatically, by declining more than 50 basis points to end the period at 6.14%.

The municipal bond market has also been under pressure throughout the entire period. By mid-January 2000, yields on long-term, uninsured revenue bonds rose more than 50 basis points to 6.35%, as measured by the Bond Buyer Revenue Bond Index. While some states such as California and Maryland have announced that their present and expected budget surpluses will allow for the cancellation and/or postponement of expected bond issuance, the municipal bond market has been unable to match the sort of price improvement that US Treasury bonds have shown in recent weeks. Municipal bond yields declined approximately 10 basis points to 6.24% by February 29, 2000. During the last few months, long-term tax-exempt bond yields rose more than 40 basis points to their highest level since August 1995.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $212 billion in new long-term municipal securities was issued, a decline of more than 20% compared to the same period a year earlier. For the three months ended February 29, 2000, less than $40 billion in new tax-exempt bonds was underwritten, a decline of more than 30% compared to the February 28, 1999 quarter. Thus far in 2000, total bond issuance volume is less than $20 billion, a decline of more than 40% compared to the first two months of 1999.

Despite receiving more than $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individ ual securities have risen faster than those of larger, more diverse mutual funds. Over the last six months, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced repeatedly to raise municipal bond yields in an attempt to attract adequate demand.

However, the recent relative underperformance of the municipal bond market has resulted in the opportunity for long-term investors to purchase tax-exempt issues whose yields are in excess of taxable US Treasury securities. At February 29, 2000, long-term uninsured municipal revenue bond yields were 101.5% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities, and US Government agency issues have all accelerated debt issuance. This acceleration occurred largely to avoid issuing securities at year-end and thereby avoid any associated potential Y2K problems. However, this increased issuance also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, we believe that the pace of non-US Government debt is likely to slow significantly. As the supply of this debt declines, many institutional investors are likely to return to the municipal bond market and the attractive yield ratios available. Furthermore, with the potential scarcity of longer maturity debt, the attractiveness of the US municipal bond market should be further enhanced.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The tightening actions taken in recent months by the Federal Reserve Board, as well as those expected in March and perhaps May 2000, should eventually slow US economic growth. The recent decline in US home sales is perhaps the first sign that consumer spending is being slowed by higher interest rates. Until fur ther signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for an eventual improvement in municipal bond prices.

Portfolio Strategy

During the six-month period ended February 29, 2000, we maintained the neutral portfolio position we had adopted earlier last year, as we expected continued interest rate volatility. Portfolio activity was largely restricted by the decline in new-issue supply. However, we purchased larger-couponed issues in the 15-year-20-year maturity range whenever possible. We believe these issues can provide some protection from continued upward shifts in interest rates. Also, given the steepness of the municipal bond market's yield curve, these issues are able to capture 90%-95% of the yield currently available. We also added higher-yielding uninsured securities to the Fund's holdings whenever they were attractively priced. These issues should help the Fund maintain its present attractive dividend.

Throughout the period, the Fund's borrowing costs centered around 3.50%. The US Treasury bond yield curve has recently inverted with the ten-year US Treasury bond yield higher than that of the 30-year Treasury bond. The tax-exempt bond mar ket has remained positively sloped, generating significant income


                                     2 & 3

                                          MuniVest Fund, Inc., February 29, 2000

for the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we expect to maintain our fully invested position in order to seek to enhance shareholder income. Since we believe that tax-exempt bond yields are likely to remain in a relatively narrow range, we do not expect to make any significant changes to the current composition and structure of the portfolio. Should either the US economy or equity markets exhibit any significant weakness, we are prepared to adopt a more aggressive stance in order to seek to enhance portfolio appreciation.

In Conclusion

We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

March 28, 2000

Quality Profile

The quality ratings of securities in the Fund as of February 29, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..................................................                 43.9%
AA/Aa ....................................................                 26.8
A/A ......................................................                 12.1
BBB/Baa ..................................................                  9.4
NR (Not Rated) ...........................................                  2.1
Other* ...................................................                  7.5
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount    Issue                                                                      Value
====================================================================================================================================
Alabama--2.9%            BBB     Baa1   $ 8,750    Courtland, Alabama, IDB, IDR, Refunding (Champion International
                                                   Corporation), Series A, 7.20% due 12/01/2013                              $ 9,127
                                                   Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                                   (Champion International Corporation Project), AMT:
                         BBB     Baa1     5,000       7% due 6/01/2022                                                         5,061
                         BBB     Baa1     6,170       Series A, 6.375% due 3/01/2029                                           5,810
                         AAA     NR*      3,580    Jefferson County, Alabama, Sewer Revenue Bonds, RIB, Series 124,
                                                   6.52% due 2/01/2036 (f)(j)                                                  2,760
                         A1      VMIG1+     400    West Jefferson, Alabama, IDB, PCR, Refunding (Alabama Power
                                                   Company Project), VRDN, 3.85% due 6/01/2028 (g)                               400
====================================================================================================================================
Alaska--1.7%             AAA     Aaa      1,840    Anchorage, Alaska, Water Revenue Refunding Bonds, 6% due 9/01/2024 (h)      1,824
                                                   North Slope Boro, Alaska, GO, Series B (c):
                         AAA     Aaa      6,000       5.10%** due 1/01/2002                                                    5,475
                         AAA     Aaa      6,000       5.20%** due 1/01/2003                                                    5,189
                         A1+     VMIG1+   1,125    Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon
                                                   Pipeline Company Project),
                                                   VRDN, Series C, 3.80% due 12/01/2033 (g)                                    1,125
====================================================================================================================================
Arizona--1.8%            AAA     Aa1      5,580    Arizona State Transportation Board, Highway Revenue Refunding Bonds,
                                                   6% due 7/01/2012                                                            5,835
                                                   Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                   Refunding (Arizona Public Service Company), VRDN (g):
                         A1+     P1       1,300       Series A, 3.80% due 5/01/2029                                            1,300
                         A1+     P1         700       Series B, 3.80% due 5/01/2029                                              700
                         A1+     P1       6,500       Series E, 3.80% due 5/01/2029                                            6,500
====================================================================================================================================
California--0.3%         AA-     Aa3      2,000    California State, GO, 7% due 8/01/2009                                      2,278
====================================================================================================================================
Colorado--4.7%                                     Arapahoe County, Colorado, School District Number 005, GO
                                                   (Cherry Creek):
                         AA      Aa2      5,750       6% due 12/15/2013                                                        5,987
                         AA      Aa2      4,165       6% due 12/15/2014                                                        4,314
                                                   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                                   Senior Series A-2:
                         NR*     Aa2      2,500       6.60% due 5/01/2028                                                      2,534
                         NR*     Aa2      3,000       7.50% due 4/01/2031                                                      3,286
====================================================================================================================================

================================================================================
Portfolio Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

ACES(SM) Adjustable Convertible Extendable Securities
AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HDA   Housing Development Authority
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDR   Industrial Development Revenue Bonds
INFLOS Inverse Floating Rate Municipal Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
VRDN  Variable Rate Demand Notes


                                     4 & 5

                                          MuniVest Fund, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount    Issue                                                                      Value
====================================================================================================================================
Colorado                                           Denver, Colorado, City and County Airport Revenue Bonds:
(concluded)              BBB+    Aaa    $ 1,720      AMT, Series C, 6.75% due 11/15/2002 (a)                                 $ 1,834
                         BBB+    Baa1     9,850      AMT, Series C, 6.75% due 11/15/2013                                       9,995
                         BBB+    Baa1     1,485      AMT, Series C, 6.75% due 11/15/2022                                       1,493
                         AAA     Baa1     7,340      Series A, 7.25% due 11/15/2002 (a)                                        7,923
                         AAA     NR*        435    El Paso County, Colorado, Local S/F Mortgage Revenue Bonds,
                                                   AMT, Series A, 8% due 9/01/2022 (d)(k)                                        446
====================================================================================================================================
District of              A1+     VMIG1+     300    District of Columbia, GO (General Fund Recovery), VRDN, Series
Columbia--0.0%                                     B-2, 3.90% due 6/01/2003 (g)                                                  300
====================================================================================================================================
Florida--1.4%             NR*     Aaa     4,950    Florida HFA, Home Ownership Revenue Refunding Bonds, AMT, Series
                                                   G1, 7.90% due 3/01/2022 (d)                                                 5,090
                         AAA     Aaa      4,245    Florida State Board of Education, GO, Refunding (Public Education),
                                                   Series A, 4.50% due 6/01/2023 (f)                                           3,375
                         NR*     VMIG1+   1,300    Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                                                   Electric Company Project), VRDN, 3.80% due 9/01/2025 (g)                    1,300
                         A1+     VMIG1+   1,300    Manatee County, Florida, PCR, Refunding (Florida Power and
                                                   Light Company Project), VRDN, 3.80% due 9/01/2024 (g)                       1,300
                         A1+     VMIG1+     100    Saint Lucie County, Florida, PCR, Refunding (Florida Power and
                                                   Light Company Project), VRDN, 3.80% due 1/01/2026 (g)                         100
====================================================================================================================================
Georgia--3.0%             A       A3      4,850    Georgia Municipal Electric Authority, Power Revenue Refunding Bonds
                                                   (Crossover), Series W, 6.60% due 1/01/2018                                  5,232
                                                   Georgia State, GO, Series F:
                         AAA     Aaa      6,400      6.50% due 12/01/2006                                                      6,925
                         AAA     Aaa      5,000      6.50% due 12/01/2007                                                      5,443
                         AAA     Aa2      1,525    Georgia State Housing and Finance Authority, Revenue Refunding Bonds,
                                                   S/F Mortgage, AMT, Sub-Series A-2, 6.55% due 12/01/2027 (k)                 1,535
                         A       A3       4,785    Monroe County, Georgia, Development Authority, PCR, Refunding
                                                   (Oglethorpe Power Corporation--Scherer), Series A, 6.80% due 1/01/2011      5,194
====================================================================================================================================
Hawaii--1.2%             A       A       10,000    Hawaii State Department of Budget and Finance, Special Purpose Revenue
                                                   Bonds, 6.25% due 7/01/2021                                                  9,568
====================================================================================================================================
Idaho--0.5%              NR*     Aaa      3,990    Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                   Series E-2, 6.90% due 1/01/2027                                             4,082
====================================================================================================================================
Illinois--12.0%          A1      NR*     13,430    Chicago, Illinois, GO, Refunding, RITR, Series 126, 6.51%
                                                   due 1/01/2034 (f)(j)                                                       10,469
                         AAA     Aaa      7,500    Chicago, Illinois, GO, Series A, 6.75% due 1/01/2035 (f)                    8,034
                         AAA     NR*      6,250    Chicago, Illinois, Sales Tax Revenue Bonds, RIB, Series
                                                   92, 6.485% due 1/01/2030 (f)(j)                                             4,870
                         AAA     Aaa      4,905    Chicago, Illinois, Water Revenue Refunding Bonds, 5.50%
                                                   due 11/01/2022 (f)                                                          4,529
                         AAA     Aaa      5,300    Cook County, Illinois, GO, Refunding, Series B, 5.375%
                                                   due 11/15/2018 (c)                                                          4,896
                         AAA     NR*      1,810    Illinois Development Finance Authority Revenue Bonds
                                                   (Bradley University Project), 5.375% due 8/01/2019 (h)                      1,671
                         NR*     NR*      2,500    Illinois Educational Facilities Authority, Revenue Refunding Bonds
                                                   (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (a)               2,857
                                                   Illinois HDA, Revenue Refunding Bonds:
                         A+      A1         660      (M/F Housing), Series A, 7.375% due 7/01/2017                               689
                         A+      A1       7,000      (M/F Program), Series 5, 6.75% due 9/01/2023                              7,302
                                                   Illinois Health Facilities Authority Revenue Bonds:
                         NR*     Baa1     2,650      (Holy Cross Hospital Project), 6.70% due 3/01/2014                        2,644
                         A1+     VMIG1+     500      (Northwestern Memorial Hospital), VRDN, 3.85% due 8/15/2025 (g)             500
                         NR*     Baa1     2,205      (Ravenswood Hospital Medical Center), 6.85% due 6/01/2002 (a)             2,333
                         NR*     Baa1     7,375      (Ravenswood Hospital Medical Center), 6.90% due 6/01/2002 (a)             7,810
                                                   Illinois Health Facilities Authority, Revenue Refunding Bonds:
                         AA      A1       9,000      (Advocate Health Care), Series A, 5.875% due 8/15/2022                    8,441
                         A1      VMIG1+   3,600      (University of Chicago Hospitals), VRDN, 3.85% due 8/01/2026 (c)(g)       3,600
                         A1+     P1       1,900    Joliet, Illinois, Regional Port District, Marine Terminal Revenue
                                                   Refunding Bonds (Exxon Project), VRDN, 3.80% due 10/01/2024 (g)             1,900
                         BBB     NR*      2,500    Lansing, Illinois, Tax Increment Revenue Refunding Bonds
                                                   (Sales Tax--Landings Redevelopment), 7% due 12/01/2008                      2,625
                         AAA     Aaa      3,620    Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                   State Tax Revenue Bonds, 6.5% due 6/15/2003 (a)(f)                          3,862
                         NR*     Aaa      2,500    Northern Illinois University, Revenue Refunding Bonds (Auxiliary
                                                   Facilities System), 6% due 4/01/2029 (h)                                    2,479
                                                   Regional Transportation Authority, Illinois, Revenue Bonds:
                         AAA     Aaa      3,500      Series A, 7.20% due 11/01/2020 (h)                                        4,021
                         AAA     Aaa      2,500      Series C, 7.10% due 6/01/2004 (a)(f)                                      2,744
                         AAA     Aaa      4,000      Series C, 7.75% due 6/01/2020 (f)                                         4,838
                         AAA     Aaa      3,000    Will County, Illinois, Environmental Revenue Bonds (Mobil Oil
                                                   Refining Corporation Project), AMT, 6.40% due 4/01/2026                     3,024
====================================================================================================================================
Indiana--10.4%           AAA     NR*      5,250    Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                   Series A, 6.75% due 2/01/2017                                               5,647
                                                   Indiana Health Facility Financing Authority, Hospital Revenue
                                                   Refunding Bonds:
                         AA      Aa3     10,250      (Clarian Health Partners Inc.), Series A, 6% due 2/15/2021                9,814
                         BBB+    NR*      3,000      (Hancock Memorial Hospital Health Services), 6.125% due 8/15/2017         2,669
                         NR*     Aaa      4,290    Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A,
                                                   6.80% due 1/01/2017 (k)                                                     4,375
                         AA-     Aa3      7,195    Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                   Series A, 6.80% due 12/01/2016                                              8,011
                                                   Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                   Refunding Bonds, Series D:
                         AA      NR*     15,335      6.75% due 2/01/2014                                                      16,929
                         AA      NR*     20,350      6.75% due 2/01/2020                                                      21,189
                                                   Jasper County, Indiana, PCR, Refunding (Northern Indiana Public
                                                   Service), VRDN (g):
                         A1      VMIG1+   2,900      Series A, 3.85% due 8/01/2010                                             2,900
                         A1      VMIG1+   3,700      Series B, 3.85% due 6/01/2013                                             3,700
                         A1      VMIG1+   4,500      Series C, 3.85% due 4/01/2019                                             4,500
                         A1+     VMIG1+   1,500    Princeton, Indiana, PCR, Refunding (PSI Energy Incorporated
                                                   Project), VRDN, 3.80% due 4/01/2022 (g)                                     1,500
                         AA      Aa2      2,000    Purdue University, Indiana, University Revenue Bonds (Student Fee),
                                                   Series B, 6.70% due 1/01/2005 (a)                                           2,184
====================================================================================================================================
Iowa--0.2%               NR*     Aaa      1,710    Iowa Finance Authority, S/F Mortgage Revenue Bonds, AMT, Series A,
                                                   7.90% due 11/01/2022 (d)                                                    1,747
====================================================================================================================================
Louisiana--1.6%          BBB+    A3       4,000    De Soto Parish, Louisiana, Environmental Improvement Revenue
                                                   Refunding Bonds (International Paper Co. Project), AMT, Series
                                                   B, 6.55% due 4/01/2019                                                      3,955
                         NR*     A3       3,000     Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                   Facilities Revenue Refunding Bonds (Trunkline Long Company Project),
                                                   7.75% due 8/15/2022                                                         3,225
                         A+      A1       5,000     Louisiana Public Facilities Authority Revenue Bonds (Tulane
                                                   University), 6.625% due 11/15/2002 (a)                                      5,313
                         NR*     VMIG1+     400     Louisiana State Offshore Terminal Authority, Deepwater Port Revenue
                                                   Refunding Bonds (First Stage A-Loop Inc.), ACES, 3.80%
                                                   due 9/01/2006 (g)                                                             400
====================================================================================================================================
Maine--0.5%              AAA     Aaa      4,195    Maine State Housing Authority, Mortgage Purchase Revenue Refunding
                                                   Bonds, AMT, Series B-2, 6.45% due 11/15/2026 (h)                            4,259
====================================================================================================================================


                                     6 & 7

                                          MuniVest Fund, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount    Issue                                                                      Value
====================================================================================================================================
Maryland--2.2%           AAA     Aaa    $ 5,840    Maryland GO, State and Local Facilities Loan, Second Series,
                                                   4.75% due 8/01/2003                                                      $  5,843
                         NR*     Aa2      7,000    Maryland State Community Development Administration, Department of
                                                   Housing and Community Development Revenue Refunding Bonds
                                                   (S/F Program), AMT, Fifth Series, 6.75% due 4/01/2026                       7,093
                         AAA     Aaa      2,540    Montgomery County, Maryland, Consolidated Public Improvement,
                                                   GO, Series A, 4.875% due 5/01/2003                                          2,551
                         AA      Aa1      1,900    Washington Suburban Sanitation District, Maryland, GO, Refunding
                                                   (Water Supply), Second Series, 4.75% due 6/01/2002                          1,905
====================================================================================================================================
Massachusetts--6.2%      AAA     Aaa      2,035    Boston, Massachusetts, Water and Sewer Commission Revenue Bonds,
                                                   9.25% due 1/01/2011 (e)                                                     2,630
                         AA-     Aa2      3,010    Massachusetts Bay Transportation Authority, Revenue Refunding
                                                   Bonds (General Transportation System), Series A, 7% due 3/01/2019           3,407
                         AA-     Aa2      5,000    Massachusetts State Consolidated Loan, GO, Series A, 6% due 2/01/2014       5,170
                         AA-     Aa3      2,775    Massachusetts State Port Authority Revenue Bonds, Series C, 6%
                                                   due 7/01/2014                                                               2,866
                         A+      A1      30,000    Massachusetts State Water Resource Authority Revenue Bonds, Series A,
                                                   6.50% due 7/15/2019                                                        32,265
                                                   Massachusetts State Water Resource Authority, Revenue Refunding Bonds,
                                                   Series A (f):
                         AAA     Aaa      1,000       6% due 8/01/2014                                                         1,039
                         AAA     Aaa      2,480       6% due 8/01/2017                                                         2,537
====================================================================================================================================
Michigan--2.2%           AAA     Aaa      2,095    Caledonia, Michigan, Community Schools, GO, Refunding, 4.75% due
                                                   5/01/2022 (f)                                                               1,734
                         AA+     NR*      5,130    Michigan State, HDA, Revenue Refunding Bonds, AMT, Series D, 6.85%
                                                   due 6/01/2026 (k)                                                           5,241
                                                   Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                         AAA     Aaa      3,000       (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (c)           2,994
                         AA      Aa2      4,340       (Ascension Health Credit), Series A, 6.125% due 11/15/2026               4,231
                         NR*     A1       2,500       (McLaren Health Care Corp.), Series A, 5% due 6/01/2028                  1,908
                         NR*     VMIG1+     100       (Mount Clemens Hospital), VRDN, 3.90% due 8/15/2015 (g)                    100
                         AA      VMIG1+   1,000    Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                                                   (William Beaumont Hospital), VRDN, Series L, 3.80% due 1/01/2027 (g)        1,000
====================================================================================================================================
Minnesota--2.5%          AAA     Aaa      5,200    Minnesota State, GO, 6% due 8/01/2004                                       5,452
                                                   Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                         AA+     Aa2      2,700       AMT, Series L, 6.70% due 7/01/2020                                       2,757
                         AA+     Aa2      4,165       AMT, Series M, 6.70% due 7/01/2026                                       4,240
                         AA+     Aa2      3,050       Series H, 6.70% due 1/01/2018                                            3,116
                         AA+     NR*      5,000    Rochester, Minnesota, Health Care Facilities Revenue Bonds (Mayo
                                                   Foundation), Series A, 5.50% due 11/15/2027                                 4,598
====================================================================================================================================
Missouri--0.3%           AAA     NR*      2,500    Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                   Bonds (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (b)(d)           2,735
====================================================================================================================================
Nebraska--0.4%           AAA     NR*      2,980    Nebraska Investment Finance Authority, S/F Housing Revenue Bonds, AMT,
                                                   Series C, 6.30% due 9/01/2028 (b)(d)(l)                                     2,930
====================================================================================================================================
Nevada--2.8%             AAA     Aaa      8,580    Clark County, Nevada, School District, GO, Series A, 6% due
                                                   6/15/2014 (c)                                                               8,838
                         BBB+    Baa1     5,000    Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic
                                                   Healthcare West--Saint Rose Dominican Hospital), 5.375% due 7/01/2026       3,781
                                                   Nevada Housing Division Revenue Bonds (Multi-Unit Housing), AMT (b):
                         AAA     NR*      3,475       (Arville Electric Project), 6.60% due 10/01/2023                         3,558
                         AAA     Aa2      1,235       Issue B, 7.45% due 10/01/2017                                            1,318
                                                   Nevada Housing Division Revenue Bonds (S/F Program), AMT (k):
                         AAA     Aaa      2,565       Senior Series E, 7% due 10/01/2019                                       2,632
                         NR*     Aa2      1,665       Series A, 6.55% due 10/01/2012                                           1,687
                         A1+     P1         700    Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific
                                                   Power Company Project), AMT, VRDN, 4% due 12/01/2020 (g)                      700
====================================================================================================================================
New Jersey--1.8%         AAA     Aaa      2,000    New Jersey State Housing and Mortgage Finance Agency Revenue Bonds,
                                                   Home Buyer, AMT, Series M, 6.95% due 10/01/2022 (c)                         2,093
                         AAA     Aaa     12,000    New Jersey State Transit Corporation, COP (Federal Transit Administration
                                                   Grants), Series A, 6% due 9/15/2013 (h)                                    12,432
====================================================================================================================================
New York--13.2%          A1+     VMIG1+   2,500    Long Island Power Authority, New York, Electric System Revenue Bonds,
                                                   VRDN, Sub-Series 5, 3.75% due 5/01/2033 (g)                                 2,500
                         AAA     Aaa     12,385    Long Island Power Authority, New York, Electric System Revenue Refunding
                                                   Bonds, Series A, 5.50% due 12/01/2029 (c)                                  11,275
                         AAA     Aaa      2,100    Metropolitan Transportation Authority, New York, Dedicated Tax
                                                   Fund Revenue Bonds, Series A, 6.125% due 4/01/2016 (f)                      2,162
                         AAA     Aaa      3,000    New York City, New York, City Health and Hospital Corporation Revenue
                                                   Refunding Bonds, Series A, 6.30% due 2/15/2003 (a)                          3,172
                         NR*     Aaa     11,920    New York City, New York, City Municipal Water Finance Authority,
                                                   Water and Sewer System Revenue Bonds, RITR, Series 10, 6.37%
                                                   due 6/15/2026 (i)(j)                                                        9,610
                         AA      Aa3      9,750    New York City, New York, City Transitional Finance Authority
                                                   Revenue Bonds, Future Tax Secured, Series C, 4.75% due 5/01/2023            7,992
                                                   New York City, New York, GO:
                         A-      A3         480       Series D, 6% due 2/15/2005 (a)                                             502
                         A-      A3       1,670       Series D, 6% due 2/15/2020                                               1,651
                         A       A3       1,255       Series I, 6.25% due 4/15/2027                                            1,264
                                                   New York City, New York, GO, Refunding:
                         A-      A3       5,000       Series F, 5.875% due 8/01/2024                                           4,809
                         A-      A3       3,500       Series K, 5.375% due 8/01/2019                                           3,209
                         AAA     NR*     10,775    New York State Dormitory Authority Revenue Bonds (City University
                                                   System--Consolidated Second Generation), Series A, 6.125%
                                                   due 7/01/2013 (h)                                                          11,276
                         AAA     A3      11,775    New York State Dormitory Authority, Revenue Refunding Bonds (Mental
                                                   Health Services Facilities), Series C, 4.75% due 8/15/2022 (c)              9,683
                                                   New York State Dormitory Authority, State University Educational
                                                   Facilities Revenue Refunding Bonds, Series 1989 (c):
                         AAA     NR*     16,500       6% due 5/15/2015                                                        16,930
                         AAA     NR*     10,250       6% due 5/15/2016                                                        10,463
                         NR*     NR*      9,000    New York State Energy Research and Development Authority, Gas
                                                   Facilities Revenue Bonds, RITR, Series 9, 6.62% due 1/01/2021 (c)(j)        7,855
                         A1+     VMIG1+   1,600    Port Authority of New York and New Jersey, Special Obligation Revenue
                                                   Refunding Bonds (Versatile Structure Obligation), VRDN, Series 1R,
                                                   AMT, 3.90% due 8/01/2028 (g)                                                1,600
====================================================================================================================================
North Carolina--0.3%     NR*     VMIG1+     550    North Carolina Medical Care Commission, Hospital Revenue Bonds (Pooled
                                                   Financing Project), ACES, Series A, 3.80% due 10/01/2020 (g)                  550
                         AAA     Aaa      1,900    University of North Carolina, System Pool Revenue Bonds, Series B,
                                                   4.50% due 10/01/2018 (c)                                                    1,548
====================================================================================================================================
Ohio--1.7%               A1+     VMIG1+   1,500    Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic),
                                                   VRDN, Series D, 3.85% due 1/01/2026 (g)                                     1,500
                         AAA     Aaa      6,000    Ohio HFA, Mortgage Revenue Refunding Bonds (Residential), AMT, Series C,
                                                   5.75% due 9/01/2030 (d)                                                     5,568
                         AAA     Aaa      2,200    Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB, Series B, 9.628% due
                                                   3/31/2031 (d)(j)                                                            2,324
                         AA+     Aa1      3,910    Ohio State, Common Schools Capital Facilities, GO, Series A, 5.25% due
                                                   6/15/2003                                                                   3,969
====================================================================================================================================


                                     8 & 9

                                          MuniVest Fund, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount    Issue                                                                      Value
====================================================================================================================================
Pennsylvania--1.9%       AAA     Aaa    $ 4,040     Allegheny County, Pennsylvania, Airport Authority, Airport
                                                   Revenue Refunding Bonds (Pittsburgh International Airport), AMT,
                                                   6% due 1/01/2013 (f)                                                    $  4,120
                         AAA     Aaa      5,000     Delaware River Port Authority of Pennsylvania and New Jersey
                                                   Revenue Bonds, 6% due 1/01/2019 (i)                                        5,070
                         A1+     VMIG1+     500     Geisinger Authority, Pennsylvania, Health System Revenue Refunding
                                                   Bonds (Penn State--Geisinger Health), VRDN, Series B, 3.80% due
                                                   8/15/2028 (g)                                                                500
                         AAA     Aaa      2,440    Pennsylvania State Higher Education Assistance Agency Revenue Bonds
                                                   (Capital Acquisition), 6.125% due 12/15/2018 (c)                           2,499
                         A1+     NR*      2,900    Pennsylvania State Higher Educational Facilities Authority, Revenue
                                                   Refunding Bonds (Carnegie Mellon University), VRDN, Series C, 3.80%
                                                   due 11/01/2029 (g)                                                         2,900
                         A1+     NR*        100    Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue
                                                   Refunding Bonds (Northeastern Power Company), VRDN, Series A, 3.80%
                                                   due 12/01/2022 (g)                                                           100
====================================================================================================================================
Rhode Island--0.8%       AA+     Aa2      6,000    Rhode Island Housing and Mortgage Finance Corporation, Revenue
                                                   Refunding Bonds, INFLOS, AMT, 9.961% due 4/01/2024 (j)                     6,413
====================================================================================================================================
Tennessee--1.2%          AAA     Aaa     10,000    Metropolitan Government of Nashville and Davidson County, Tennessee,
                                                   Health and Education Facilities Board, Revenue Refunding Bonds
                                                   (Ascension Health Credit), Series A, 5.875% due 11/15/2028 (h)             9,671
====================================================================================================================================
Texas--11.9%             NR*     Aaa      3,000    Arlington, Texas, Independent School District, GO, 6% due 2/15/2025        2,992
                         AAA     Aaa      6,000    Austin, Texas, Airport System Revenue Bonds, Prior Lien, Series A,
                                                   AMT, 6.125% due 11/15/2025 (c)                                             5,919
                         AAA     Aaa      3,040    Copperas Cove, Texas, Independent School District, GO, 6.90%
                                                   due 8/15/2004 (a)                                                          3,276
                         AA-     Aa3     10,250    Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                                   Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and Company
                                                   Project), AMT, 6.40% due 4/01/2026                                        10,389
                         BBB     Baa1     4,000    Gulf Coast, Texas, IDA (Champion International Corp.), Refunding,
                                                   7.125% due 4/01/2010                                                       4,176
                         A1+     VMIG1+   1,000    Gulf Coast, Texas, Waste Disposal Authority, PCR, Refunding (Amoco Oil
                                                   Company Project), VRDN, 3.80% due 10/01/2017 (g)                           1,000
                         BBB-    Baa2     3,250    Gulf Coast Waste Disposal Authority, Texas, Revenue Refunding Bonds
                                                   (USX Corporation Projects), 5.50% due 9/01/2017                            2,781
                         AA      Aa1      2,400    Harris County, Texas, GO (Certificates of Obligation), 10% due
                                                   10/01/2002 (e)                                                             2,692
                                                   Harris County, Texas, Health Facilities Development Corporation,
                                                   Hospital Revenue Bonds (a):
                         AAA     Aaa      1,485       (Hermann Hospital Project), 6.375% due 10/01/2004 (c)                   1,580
                         NR*     NR*      3,500       (Memorial Hospital System Project), Series A, 6.60% due 6/01/2004       3,760
                         NR*     NR*      2,500       (Memorial Hospital System Project), Series A, 6.625% due 6/01/2004      2,688
                                                   Harris County, Texas, Health Facilities Development Corporation,
                                                   Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN (g):
                         A1+     NR*      5,950       3.85% due 12/01/2025                                                    5,950
                         A1+     NR*        850       3.85% due 12/01/2026                                                      850
                                                   Harris County, Texas, Health Facilities Development Corporation,
                                                   Revenue Refunding Bonds (e):
                         NR*     Aa3     10,385       RITR, Series 6, 7.045% due 12/01/2027 (j)                               9,839
                         AA      Aa3      5,500       (School Health Care System), Series B, 6.25% due 7/01/2027              5,542
                         A1+     Aaa      1,900    Harris County, Texas, Industrial Development Corporation, PCR (Exxon
                                                   Project), VRDN, 3.85% due 3/01/2024 (g)                                    1,900
                         AAA     Aaa      3,125    Jefferson County, Texas, GO, 6.25% due 8/01/2016 (i)                       3,261
                         AAA     Aaa      5,000    Lower Neches Valley Authority, Texas, Industrial Development
                                                   Corporation Sewer Facilities Revenue Bonds (Mobil Oil Refining Corp.
                                                   Project), AMT, 6.40% due 3/01/2030                                         5,053
                         NR*     Aaa      5,225    Midway, Texas, Independent School District, GO, Refunding, 6.125%
                                                   due 8/15/2014                                                              5,440
                         AA      NR*      1,640    Red River, Texas, Education Finance Revenue Bonds (Saint Mark's
                                                   School--Texas Project), 6% due 8/15/2019                                   1,640
                                                   Travis County, Texas, Health Facilities Development Corporation,
                                                   Revenue Refunding Bonds (Ascension Health Credit), Series A:
                         AAA     Aaa      4,605       6.25% due 11/15/2014 (c)                                                4,787
                         AAA     Aaa      3,920       5.875% due 11/15/2024 (h)                                               3,793
                                                   Ysleta, Texas, Independent School District, Public Facility
                                                   Corporation, School Facility Lease Revenue Bonds:
                         AAA     Aaa      2,285       6% due 11/15/2011                                                       2,387
                         AAA     Aaa      2,425       6% due 11/15/2012                                                       2,524
                         AAA     Aaa      1,000       6% due 11/15/2013                                                       1,033
====================================================================================================================================
Virginia--1.0%           BBB-    Baa3    10,000    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                   Senior-Series A, 5.50% due 8/15/2028                                       7,904
====================================================================================================================================
Washington--7.1%         AA+     Aa1      6,955    King County, Washington, GO, Series B, 6.625% due 12/01/2015               7,489
                         AA+     Aaa      4,640    Seattle, Washington, GO, Refunding, Series A, 5% due 3/01/2002             4,666
                         AAA     Aaa      2,230    Vancouver, Washington, Water and Sewer Revenue Bonds, 6% due
                                                   6/01/2014 (f)                                                              2,289
                                                   Washington State, GO, Series B (i):
                         AAA     Aaa      9,690       6% due 1/01/2014                                                        9,957
                         AAA     Aaa      5,695       6% due 1/01/2015                                                        5,779
                         NR*     Aaa      1,535    Washington State Housing Finance Commission Revenue Bonds (S/F
                                                   Program), Series 3N, 5.25% due 12/01/2017 (b)(d)(l)                        1,423
                                                   Washington State Public Power Supply System, Revenue Refunding Bonds
                                                   (Nuclear Project No. 1):
                         AA-     Aa1      3,000       Series A, 7% due 7/01/2008                                              3,304
                         AA-     Aa1      5,000       Series B, 7.25% due 7/01/2009                                           5,515
                         AA-     Aa1     14,320       Series B, 7.125% due 7/01/2016                                         16,234
====================================================================================================================================
Wisconsin--0.3%          AA      Aa2      2,000    Wisconsin Housing and Economic Development Authority, Homeownership
                                                   Revenue Bonds, AMT, Series D, 6.45% due 9/01/2027 (k)                      2,017
====================================================================================================================================
Wyoming--1.8%            AAA     VMIG1+   4,100    Lincoln County, Wyoming, PCR, Refunding (Pacificorp Projects), VRDN,
                                                   3.85% due 11/01/2024 (g)(h)                                                4,100
                         BBB-    Baa2     7,475    Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                                   Corp. Project), AMT, Series B, 6.90% due 9/01/2024                         7,397
                         NR*     VMIG1+     300    Uinta County, Wyoming, PCR, Refunding (Chevron USA Inc. Project), VRDN,
                                                   3.75% due 12/01/2022 (g)                                                     300
                         AA      VMIG1+   2,500    Wyoming Community Development Authority Revenue Bonds, S/F Mortgage,
                                                   VRDN, AMT, Series H, 7.10% due 6/01/2012 (g)(k)                            2,604
====================================================================================================================================
                         Total Investments (Cost--$824,188)--101.8%                                                         815,391

                         Liabilities in Excess of Other Assets--(1.8%)                                                      (14,302)
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $801,089
                                                                                                                           ========
====================================================================================================================================

      (a)   Prerefunded.
      (b)   FNMA Collateralized.
      (c)   MBIA Insured.
      (d)   GNMA Collateralized.
      (e)   Escrowed to maturity.
      (f)   FGIC Insured.
      (g)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2000.
      (h)   AMBAC Insured.
      (i)   FSA Insured.
      (j)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2000.
      (k)   FHA Insured.
      (l)   FHLMC Collateralized.
       *    Not Rated.
      **    Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
       +    Highest short-term rating by Moody's Investors Service, Inc.

            See Notes to Financial Statements.


                                    10 & 11

                                          MuniVest Fund, Inc., February 29, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of February 29, 2000
================================================================================================================================
Assets:       Investments, at value (identified cost--$824,187,599) ...........................                    $ 815,390,768
              Cash ............................................................................                        3,375,334
              Receivables:
                Securities sold ...............................................................   $  35,103,544
                Interest ......................................................................      10,216,408       45,319,952
                                                                                                  -------------
              Prepaid expenses and other assets ...............................................                           20,984
                                                                                                                   -------------
              Total assets ....................................................................                      864,107,038
                                                                                                                   -------------
================================================================================================================================
Liabilities:  Payables:
                Securities purchased ..........................................................      62,137,426
                Dividends to shareholders .....................................................         458,402
                Investment adviser ............................................................         250,773       62,846,601
                                                                                                  -------------
              Accrued expenses and other liabilities ..........................................                          170,944
                                                                                                                   -------------
              Total liabilities ...............................................................                       63,017,545
                                                                                                                   -------------
================================================================================================================================
Net Assets:   Net assets ......................................................................                    $ 801,089,493
                                                                                                                   =============
================================================================================================================================
Capital:      Preferred Stock, par value $.025 per share; 10,000,000 shares authorized (11,000 shares of AMPS* issued and outstanding, at $25,000 per share
              liquidation preference) .........................................................                    $ 275,000,000
              Common Stock, par value $.10 per share; 150,000,000 shares
              authorized; 61,346,288 shares issued and outstanding ............................   $   6,134,629
              Paid-in capital in excess of par ................................................     565,767,507
              Undistributed investment income--net ............................................       5,484,829
              Accumulated realized capital losses on investments--net .........................     (40,637,204)
              Accumulated distributions in excess of realized capital gains on investments--net      (1,863,437)
              Unrealized depreciation on investments--net .....................................      (8,796,831)
                                                                                                  -------------
              Total--Equivalent to $8.58 net asset value per share of Common Stock
              (market price--$7.6875) .........................................................                      526,089,493
                                                                                                                   -------------
              Total capital ...................................................................                    $ 801,089,493
                                                                                                                   =============
================================================================================================================================

      *     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

              For the Six Months Ended February 29, 2000
================================================================================================================================
Investment    Interest and amortization of premium and discount earned ........................                    $  23,959,829
Income:
================================================================================================================================
Expenses:     Investment advisory fees ........................................................   $   2,017,276
              Commission fees .................................................................         341,767
              Transfer agent fees .............................................................         128,647
              Accounting services .............................................................          51,083
              Professional fees ...............................................................          47,754
              Custodian fees ..................................................................          27,759
              Printing and shareholder reports ................................................          26,973
              Pricing fees ....................................................................          12,102
              Directors' fees and expenses ....................................................           9,579
              Listing fees ....................................................................           7,122
              Other ...........................................................................          20,666
                                                                                                  -------------
              Total expenses ..................................................................                        2,690,728
                                                                                                                   -------------
              Investment income--net ..........................................................                       21,269,101
                                                                                                                   -------------
================================================================================================================================
Realized &    Realized loss on investments--net ...............................................                      (27,310,763)
Unrealized    Change in unrealized depreciation on investments--net ...........................                       (6,919,744)
Loss on                                                                                                            -------------
Investments   Net Decrease in Net Assets Resulting from Operations ............................                    $ (12,961,406)
--Net:                                                                                                             =============
================================================================================================================================

      See Notes to Financial Statements.


                                    12 & 13

                                          MuniVest Fund, Inc., February 29, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Six        For the
                                                                                                      Months Ended      Year Ended
                                                                                                      February 29,      August 31,
                   Increase (Decrease) in Net Assets:                                                     2000             1999
===================================================================================================================================
Operations:        Investment income--net .........................................................  $  21,269,101    $  44,306,733
                   Realized gain (loss) on investments--net .......................................    (27,310,763)       5,143,958
                   Change in unrealized appreciation/depreciation on investments--net .............     (6,919,744)     (67,514,851)
                                                                                                     -------------    -------------
                   Net decrease in net assets resulting from operations ...........................    (12,961,406)     (18,064,160)
                                                                                                     -------------    -------------
===================================================================================================================================
Dividends &        Investment income--net:
Distributions to     Common Stock .................................................................    (17,380,692)     (35,297,693)
Shareholders:        Preferred Stock ..............................................................     (4,941,140)      (8,932,120)
                   In excess of realized gain on investments--net, to Common Stock shareholders ...             --       (1,863,437)
                                                                                                     -------------    -------------
                   Net decrease in net assets resulting from dividends and distributions to
                     shareholders .................................................................    (22,321,832)     (46,093,250)
                                                                                                     -------------    -------------
===================================================================================================================================
Capital Stock      Value of shares issued to Common Stock shareholders in reinvestment of
Transactions:        dividends and distributions ..................................................             --        2,260,151
                                                                                                     -------------    -------------
===================================================================================================================================
Net Assets:        Total decrease in net assets ...................................................    (35,283,238)     (61,897,259)
                   Beginning of period ............................................................    836,372,731      898,269,990
                                                                                                     -------------    -------------
                   End of period* .................................................................  $ 801,089,493    $ 836,372,731
                                                                                                     =============    =============
===================================================================================================================================
                  *Undistributed investment income--net ...........................................  $   5,484,829    $   6,537,560
                                                                                                     =============    =============
===================================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have          For the
                   been derived from information provided in the       Six Months
                   financial statements.                                  Ended                 For the Year Ended August 31,
                                                                       February 29,     -------------------------------------------
                   Increase (Decrease) in Net Asset Value:                 2000           1999         1998       1997      1996
===================================================================================================================================
Per Share          Net asset value, beginning of period ............     $   9.15       $  10.20     $   9.89   $   9.45   $   9.51
Operating                                                                --------       --------     --------   --------   --------
Performance:       Investment income--net ..........................          .34            .73          .76        .77        .79
                   Realized and unrealized gain (loss) on
                      investments--net .............................         (.55)         (1.02)         .30        .45       (.06)
                                                                         --------       --------     --------   --------   --------
                   Total from investment operations ................         (.21)          (.29)        1.06       1.22        .73
                                                                         --------       --------     --------   --------   --------
                   Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net .......................         (.28)          (.58)        (.59)      (.62)      (.63)
                      In excess of realized gain on investments--net           --           (.03)          --         --         --
                                                                         --------       --------     --------   --------   --------
                   Total dividends and distributions to Common
                      Stock shareholders ...........................         (.28)          (.61)        (.59)      (.62)      (.63)
                                                                         --------       --------     --------   --------   --------
                   Effect of Preferred Stock activity:
                      Dividends to Preferred Stock shareholders
                      from investment income--net ..................         (.08)          (.15)        (.16)      (.16)      (.16)
                                                                         --------       --------     --------   --------   --------
                   Net asset value, end of period ..................     $   8.58       $   9.15     $  10.20   $   9.89   $   9.45
                                                                         ========       ========     ========   ========   ========
                   Market price per share, end of period ...........     $ 7.6875       $ 8.6875     $  10.00   $   9.50   $  9.125
                                                                         ========       ========     ========   ========   ========
===================================================================================================================================
Total              Based on market price per share .................        (8.36%)++      (7.44%)      11.78%     11.25%     14.18%
Investment                                                               ========       ========     ========   ========   ========
Return:**          Based on net asset value per share ..............        (2.89%)++      (4.42%)       9.52%     11.84%      6.46%
                                                                         ========       ========     ========   ========   ========

===================================================================================================================================
Ratios Based       Total expenses*** ...............................         1.00%*          .93%         .93%       .93%       .94%
on Average                                                               ========       ========     ========   ========   ========
Net Assets Of      Total investment income--net*** .................         7.93%*         7.26%        7.55%      7.85%      8.10%
Common Stock:                                                            ========       ========     ========   ========   ========
                   Amount of dividends to Preferred
                      Stock shareholders ...........................         1.84%*         1.46%        1.60%      1.59%      1.67%
                                                                         ========       ========     ========   ========   ========
                   Investment income--net, to Common
                      Stock shareholders ...........................         6.09%*         5.80%        5.95%      6.27%      6.44%
                                                                         ========       ========     ========   ========   ========
===================================================================================================================================
Ratios Based       Total expenses ..................................          .66%*          .64%         .64%       .64%       .64%
on Total                                                                 ========       ========     ========   ========   ========
Average            Total investment income--net ....................         5.25%*         5.01%        5.19%      5.40%      5.57%
Net Assets:***+                                                          ========       ========     ========   ========   ========
===================================================================================================================================
Ratios Based       Dividends to Preferred Stock
on Average Net        shareholders .................................         3.60%*         3.25%        3.55%      3.47%      3.59%
Assets Of                                                                ========       ========     ========   ========   ========
Preferred Stock:
===================================================================================================================================
Supplemental       Net assets, net of Preferred Stock, end of
Data:                 period (in thousands) ........................     $526,089       $561,373     $623,270   $604,515   $577,540
                                                                         ========       ========     ========   ========   ========
                   Preferred Stock outstanding, end of period
                      (in thousands) ...............................     $275,000       $275,000     $275,000   $275,000   $275,000
                                                                         ========       ========     ========   ========   ========
                   Portfolio turnover ..............................        64.34%        101.35%      102.77%     78.02%     69.87%
                                                                         ========       ========     ========   ========   ========
===================================================================================================================================
Leverage:          Asset coverage per $1,000 .......................     $  2,913       $  3,041     $  3,266   $  3,198   $  3,100
                                                                         ========       ========     ========   ========   ========
===================================================================================================================================
Dividends          Series A--Investment income--net ................     $    473       $    839     $    890   $    872   $    895
Per Share                                                                ========       ========     ========   ========   ========
on Preferred       Series B--Investment income--net ................     $    496       $    815     $    902   $    871   $    903
Stock                                                                    ========       ========     ========   ========   ========
Outstanding:       Series C--Investment income--net ................     $    416       $    820     $    886   $    860   $    900
                                                                         ========       ========     ========   ========   ========
                   Series D--Investment income--net ................     $    416       $    802     $    880   $    868   $    901
                                                                         ========       ========     ========   ========   ========
                   Series E--Investment income--net ................     $    446       $    793     $    884   $    868   $    895
                                                                         ========       ========     ========   ========   ========
===================================================================================================================================

       *    Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
        +   Includes Common and Preferred Stock average net assets.
       ++   Aggregate total investment return.

            See Notes to Financial Statements.


                                    14 & 15

                                          MuniVest Fund, Inc., February 29, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2000 were $510,107,406 and $487,658,042, respectively.

Net realized losses for the six months ended February 29, 2000 and net unrealized losses as of February 29, 2000 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                                Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ..............         $(27,310,763)         $ (8,796,831)
                                             ------------          ------------
Total ..............................         $(27,310,763)         $ (8,796,831)
                                             ============          ============
--------------------------------------------------------------------------------

As of February 29, 2000, net unrealized depreciation for Federal income tax purposes aggregated $8,796,831, of which $15,241,640 related to appreciated securities and $24,038,471 related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $824,187,599.

4. Capital Stock Transactions:

Common Stock

At February 29, 2000, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended February 29, 2000 remained constant and for the year ended August 31, 1999 increased by 223,148 from shares sold.

Preferred Stock

The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at February 29, 2000 were as follows: Series A, 3.72%; Series B, 3.90%; Series C, 3.61%; Series D, 3.63%; and Series E, 3.75%.

Shares issued and outstanding during the six months ended February 29, 2000 and for the year ended August 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of approximately one-quarter of 1% calculated on the proceeds of each auction. For the six months ended February 29, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $144,359 as commissions.

5. Subsequent Event:

On March 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.044400 per share, payable on March 30, 2000 to shareholders of record as of March 17, 2000.


                                    16 & 17

                                          MuniVest Fund, Inc., February 29, 2000

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any par ticular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

ASE Symbol
MVF



                                    18 & 19

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10787--2/00

[RECYCLE LOGO] Printed on post-consumer recycled paper